Exhibit 99.1

FORM 1.997. CIVIL COVER SHEET The civil cover sheet and the information contained in it neither replace nor supplement the filing and service of pleadings or other documents as required by law. This form must be filed by the plaintiff or petitioner with the Clerk of Court for the purpose of reporting uniform data pursuant to section 25.075, Florida Statutes. (See instructions for completion.) I. CASE STYLE IN THE CIRCUIT/COUNTY COURT OF THE EIGHTEENTH JUDICIAL CIRCUIT, IN AND FOR SEMINOLE COUNTY, FLORIDA ADIA MED INC Plaintiff vs. TYDUS RICHARDS Defendant II. AMOUNT OF CLAIM Please indicate the estimated amount of the claim, rounded to the nearest dollar. The estimated amount of the claim is requested for data collection and clerical processing purposes only. The amount of the claim shall not be used for any other purpose. ☐ $8,000 or less ☐ $8,001 - $30,000 ☐ $30,001 - $50,000 ☐ $50,001 - $75,000 ☐ $75,001 - $100,000 ☐ over $100,000.00 III. TYPE OF CASE (If the case fits more than one type of case, select the most definitive category.) If the most descriptive label is a subcategory (is indented under a broader category), place an x on both the main category and subcategory lines. 2026CA002155 Case # Judge - 1 - Filing # 257217378 E - Filed 09/28/2026 03:54:46 PM

- 2 - CIRCUIT CIVIL ☐ Condominium ☐ Contracts and indebtedness ☐ Eminent domain ☐ Auto negligence ☐ Negligence — other ☐ Business governance ☐ Business torts ☐ Environmental/Toxic tort ☐ Third party indemnification ☐ Construction defect ☐ Mass tort ☐ Negligent security ☐ Nursing home negligence ☐ Premises liability — commercial ☐ Premises liability — residential ☐ Products liability ☐ Real Property/Mortgage foreclosure ☐ Commercial foreclosure ☐ Homestead residential foreclosure ☐ Non - homestead residential foreclosure ☐ Other real property actions ☐ Professional malpractice ☐ Malpractice — business ☐ Malpractice — medical ☐ Malpractice — other professional ܈ Other ☐ Antitrust/Trade regulation ܈ Business transactions ☐ Constitutional challenge — statute or ordinance ☐ Constitutional challenge — proposed amendment ☐ Corporate trusts ☐ Discrimination — employment or other ☐ Insurance claims ☐ Intellectual property ☐ Libel/Slander ☐ Shareholder derivative action ☐ Securities litigation ☐ Trade secrets ☐ Trust litigation COUNTY CIVIL ☐ Small Claims up to $8,000 ☐ Civil ☐ Real property/Mortgage foreclosure

☐ Replevins ☐ Evictions ☐ Residential Evictions ☐ Non - residential Evictions ☐ Other civil (non - monetary) COMPLEX BUSINESS COURT This action is appropriate for assignment to Complex Business Court as delineated and mandated by the Administrative Order. Yes ܆ No ܈ IV. REMEDIES SOUGHT (check all that apply): ☐ Monetary; ܈ Nonmonetary declaratory or injunctive relief; ☐ Punitive V. NUMBER OF CAUSES OF ACTION: [ ] (Specify) 1 VI. IS THIS CASE A CLASS ACTION LAWSUIT? ܈ yes ☐ no VII. HAS NOTICE OF ANY KNOWN RELATED CASE BEEN FILED? ܈ no ☐ yes If “yes,” list all related cases by name, case number, and court. VIII. IS JURY TRIAL DEMANDED IN COMPLAINT? ☐ yes ܈ no IX. DOES THIS CASE INVOLVE ALLEGATIONS OF SEXUAL ABUSE? ☐ yes ܈ no I CERTIFY that the information I have provided in this cover sheet is accurate to the best of my knowledge and belief, and that I have read and will comply with the requirements of Florida Rule of Judicial Administration 2.425. Signature: s/ Timothy A. Moran Fla. Bar # 41684 (Bar # if attorney) 09/28/2026 (type or print name) Date - 3 - Attorney or party Timothy A. Moran

In Re Stock of ADIA MED, INC., a Florida corporation. v. TYDUS RICHARDS Filing # 257217378 E - Filed 09/16/2026 03:38:27 PM CIRCUIT COURT OF THE EIGHTEENTH JUDICIAL CIRCUIT IN AND FOR SEMINOLE COUNTY, FLORIDA Case No. COMPLAINT FOR DECLARATORY JUDGEMENT COMES NOW, ADIA MED, INC. (“ADIA”), by and through its undersigned attorney, and hereby files its Verified Complaint for Declaratory Judgement, and in support thereof alleges as follows: JURISDICTION AND VENUE 1. This is an action for declaratory judgement to quiet title in the stock of ADIA Med, Inc . (“ADIA”), a Nevada corporation having its principal place of business at 4421 Gabriella Lane, Winter Park, Seminole County, Florida . 2. This Court has jurisdiction over this Action pursuant to Fla . R . Civ . P . 1.100 and 1.240 where: a. The property in controversy is stock in ADIA, a corporation with its place of business in Seminole County, Florida. b. The property in controversy is worth more than $50,000.00. 3. Venue is proper because ADIA has its principal place of business within this Court’s judicial district. COUNT I: DECLARATORY JUDGMENT 4. ADIA realleges and reavers Paragraphs 1 through 3 in their entirety . 2026CA002155

- 2 - 5. The property that is the subject of this action is 29 , 059 , 792 shares, representing 30 . 78 % of issued and outstanding shares of ADIA Med, Inc . non - preferred common stock (the “Stock”), having a value of $ 3 , 487 , 175 . 04 at the close of market on August 13 , 2026 . 6. In January 2024 , a change of control of ADIA occurred when all Special 2022 Series A Preferred stock with 60 % voting rights was acquired by Legends Investment Properties, LLC (“Legends”), a Florida limited liability company . 7. During the acquisition, ADIA discovered there was no basis for the respective acquisition of Defendants’ shares as listed on the shareholder list provided by the transfer agent . The transfer agent had no record of their original issuance . 8. The purported shareholders in ADIA are : a. Tydus Richards (“Richards”), an individual having his last known address at 2863 Durand Drive, Los Angeles, CA 90068 ; b. Wen Peng (“Peng”), an individual having his last known address at 2218 Timberwood, Irvine, CA 92660 ; c. Robert Shively (“Shively”), an individual having his last known address at 330 Cliff Drive 102 , Laguna Beach, CA 92651 ; d. Jennifer Singhal (“Singhal”), an individual having her last known address at 9 Crestwood Drive, Newport Beach, CA 92660 ; e. Teibs Asia Limited (“Teibs”), a Hong Kong limited company with its last known place of business at Unit A 2 32 /F United Center, 95 Queensway, Hong Kong ; f. William Feaster (“Feaster”), an individual having his last known

- 3 - address at 11110 Greenstone Ave, Santa Fe Springs, CA 90670 ; g. Golden Communications Inc . (“Golden”), a corporation with its last known place of business at 474 East 17 th St Suite 103 , Costa Mesa, CA 92627 ; h. Revete Capital Partners LLC (“Revete”), a limited liability company with its last known place of business at PO Box 12589 , Newport Beach, CA 92658 ; i. Chris Harano (“Harano”), an individual having his last known address at 4600 Campus Drive Ste 105 , Newport Beach, CA 92660 ; j. Orbital Inc . (“Orbital”), a corporation with its last known place of business at 3857 Birch St Ste 591 , Newport Beach, CA 92660 ; k. Hugh Cochrane (“Cochrane”), an individual having his last known address at 91 A Drayton Gardens Grove House, London, England United Kingdom SW 10 9 QU ; l. Michael P . Bringle (“Bringle”), an individual having his last known address at 3800 Parkview Lane 39 B, Irvine, CA 92612 ; and m. Vector Group International LLC (“Vector”), a limited liability company with its last known place of business at 101 Constitution Suite 800 , Washington, DC 20001 9 . Because ADIA has no record of the transactions, Tydus Richards, Wen Peng, Robert Shively, Jennifer Singhal, Teibs Asia Limited (“Teibs”), William Feaster, Golden Communications Inc . , Revete Capital Partners LLC, Chris Harano, Orbital Inc . , Hugh Cochrane, Michael P . Bringle, and Vector Group International LLC (collectively, “Claimants”) may have a claim of entitlement to

- 4 - all or part of the Stock . If Defendants cannot show the basis for acquisition of the Stock, the Stock may have been improperly transferred, reverting ownership to ADIA . Therefore, ADIA can only determine which claims are valid by exposing itself to potential double litigation and multiple claims for the same Stock . 10. Upon information and belief, the Stock was not validly issued to the Claimants as there is no record of the basis for Claimants’ respective acquisitions . 11. Defendants never paid for the Stock, and therefore have no valid claim to the Stock . 12. Claimants’ interest in the Stock is based solely on ADIA’s stock transfer ledger, which does not show any basis for said acquisitions . 13 . Therefore, ADIA retains the title to the improperly issued Stock and ADIA is entitled to quiet title to the Stock in its name . WHEREFORE, ADIA Med, Inc . requests that each Claimant be restrained from instituting any action against ADIA for recovery of the Stock or any part of it, that the Court provide a declaratory judgment to quiet title to the Stock to ADIA, and that the Court grant any further relief as may be just and proper under the circumstances of this case . Respectfully submitted this 16 th day of September 2026 . /s/ TIMOTHY A. MORAN, ESQ. TIMOTHY A. MORAN tim@tmoranlaw.net 1750 W BROADWAY ST, STE 118 OVIEDO FL, 32765 Florida Bar No. 0041684

VERIFICATION Under penalties of perjury, I declare that I have read the foregoing and that the facts alleged are true to the best of my knowledge and belief. - 5 -